                                                                   Exhibit 10.16


--------------------------------------------------------------------------------

                    ROTHSCHILD ASSET-BACKED FINANCE CONDUIT V


                          ----------------------------



                    SPECIFIC TERMS & CONDITIONS OF INDENTURE

                                      among

                              BLT FINANCE CORP. III

                                   ("Issuer")

                                       and

                        BOYLE LEASING TECHNOLOGIES, INC.

                                  ("Servicer")

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              ("Back-up Servicer")

                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                              ("Indenture Trustee")


                          ----------------------------




     DATED AS OF NOVEMBER 1, 1994 AND AMENDED AND RESTATED AS OF MAY 1, 1996



--------------------------------------------------------------------------------

       SPECIFIC TERMS AND CONDITIONS OF INDENTURE, dated as of November 1, 1994 and amended and restated as of May 1, 1996, by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), Boyle Leasing Technologies, Inc., a Massachusetts corporation, (the "Servicer"), NORWEST Bank Minnesota, National Association, a national banking association, (the "Back-up Servicer") and NORWEST Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee").

                              PRELIMINARY STATEMENT

       This amended and restated Specific Terms and Conditions of Indenture (the "Specific Indenture Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Indenture attached hereto as Appendix 1 (the "Standard Indenture Terms") and all Supplements as described in the Standard Indenture Terms, and together the Specific Indenture Terms, the Standard Indenture Terms and all Supplements are intended to form the Indenture entered into in connection with the financing described below.

       The Issuer has duly authorized the execution and delivery of the Indenture to provide for the issuance by the Issuer of its 7.33% Lease-Backed Notes, Series 1994-A, due December 16, 1998 (the "Series 1994-A Term Notes") in an aggregate principal amount of $18,885,370.15, the Warehouse Note, Series 1994-B, (the "Series 1994-B Warehouse Note") in an aggregate principal amount of up to $25,000,000 (which Series 1994-B Warehouse Note is now being redeemed), the 6.69% Lease-Backed Notes, Series 1996-A, due May 16, 2000 (the "1996-A Term Notes") in an aggregate principal amount of $23,406,563.11 and the Warehouse Notes, Series 1996-B, (the "1996-B Warehouse Notes") in an aggregate principal amount of up to $20,000,000, each issuable as provided in the Indenture. All covenants and agreements made by the Issuer, the Indenture Trustee, the Back-up Servicer and the Servicer herein are for the benefit and security of the Holders of the Notes and MBIA. The Issuer and the Servicer are entering into the Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

       All things necessary to make the Indenture a valid agreement of the Issuer, the Indenture Trustee, the Back-up Servicer and the Servicer in accordance with its terms have been done.

                                 GRANTING CLAUSE

       The Issuer does hereby transfer, assign, set over, and otherwise convey to the Indenture Trustee for the ratable benefit of the Noteholders and MBIA, without recourse, all of the Issuer's rights, title and interest in and to the following and any and all benefits accruing to the Issuer from: (a) the Lease Receivables and Lease Contracts and all payments received on or with respect to the Lease Contracts and Lease Receivables and due after the Cut-Off Date; (b) the Equipment and any security interest of the Issuer in any of the Equipment that is not owned by the Issuer; (c) any rights of the Issuer under each Insurance Policy related to the Lease Contracts and Insurance Proceeds; (d) the Lease Acquisition Agreement; (e) the Servicing Agreement; (f) all amounts from time to time on deposit in the Collection Account, the Advance Payment Account, the Cash Collateral Account, the Redemption Account and the ACT Account (including any Eligible Investments and other property in such accounts); (g) the Lease Contract Files; and (h) proceeds of the foregoing

(including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate"). The foregoing transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee, any Noteholder or MBIA of any obligation of the Issuer, the Company, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

       The Indenture Trustee acknowledges its acceptance on behalf of the Noteholders and MBIA of all right, title and interest previously held by the Issuer in and to the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders and MBIA may be adequately and effectively protected.

                                   ARTICLE ONE
                       SPECIFIC DEFINITIONS AND PROVISIONS

SECTION 1.01  CERTAIN DEFINED TERMS.

       The Standard Indenture Terms provide that the meaning of certain defined terms used in the Indenture shall be defined in these Specific Indenture Terms. All other terms used in the Indenture have the applicable meanings assigned to them in the Standard Indenture Terms. With respect to the Notes, the following definitions shall apply:

       "ACH Account":  None.

       "Back-up Servicer": shall initially mean NORWEST Bank Minnesota, National Association.

       "Back-up Servicer Fee Rate": shall mean five one hundredths of one percent (0.05%) per annum.

       "Cash Collateral Account Factor": shall mean 1.0067.

       "Change in Control": shall mean both of the Key Employees shall become deceased, shall become unable to work for a period of six (6) consecutive months or more, or cease to be employed by the Reported Companies.

       "Collateralization Percentage": shall mean 26%.

       "Company": shall mean Leasecomm Corporation.

       "Corporate Trust Office": shall mean the trust office listed in Section
1.02 below.

       "Defaulted Lease Purchase and Substitution Limit": shall mean 6.5%.

       "Delinquent Lease Purchase and Substitution Limit": shall mean 20%.

       "Enumerated States": None.

       "Floor Percentage": shall mean 5%.

       "Holdback Rate": shall mean 24%.

       "Indenture Trustee": shall initially mean Norwest Bank Minnesota, National Association.

       "Independent Accountants": shall mean a firm of independent certified public accountants of recognized national standing.

       "'Initial ACT Deposit": shall be $0.00.

       "Issuer": shall mean BLT Finance Corp. III.

       "Issuer Payment Office": shall mean 950 Winter Street, Waltham, Massachusetts, 02154.

       "Issuer State of Incorporation": shall mean the Commonwealth of Massachusetts.

       "Key Employee":  shall mean Peter von Bleyleben and Richard Latour.

       "Lease Receivables": The term "Lease Receivables" shall include Servicing Charges.

       "Maximum Default Rate": shall mean 7%.

       "Maximum Delinquency Rate": shall mean 14.5%.

       "Minimum Required Collateralization Amount": shall mean with respect to the Initial Delivery Date, $5,963,801.10.

       "Net Worth Requirement": shall mean that the Reported Companies' total stockholders' equity as reflected in the most recent Reported Companies' Financial Statements is equal to at least $5,900,000; provided however that such net worth shall be calculated in accordance with generally accepted accounting principles as in effect on May 1, 1996.

       "Overdue Payment":  shall include Servicing Charges.

       "Reported Companies": shall have the meaning set forth in the Specific Servicing Terms.

       "Scheduled Payment": shall exclude payments made pursuant to a TRAC payment and payments made pursuant to a PUT payment clause.

       "Servicer": shall initially mean Boyle Leasing Technologies, Inc.

       "Transaction Documents Date: except as provided in any Supplement, shall mean November 1, 1994.

       "Transition Cost": The Transition Cost payable to the Back-up Servicer shall not exceed $50,000.

       "Trustee Fee Rate": shall mean (i) with respect to the Series 1994-A Notes and the 1994-B Warehouse Note, one tenth of one percent (0.10%) per annum, and with respect to any other Series, as defined in the related Supplement.

SECTION 1.02  NATURE OF TRANSFER

       In the event that the transfer of the Trust Estate is deemed to be a secured financing, the Issuer shall be deemed hereunder to have Granted to the Indenture Trustee and the Issuer does hereby Grant to the Indenture Trustee, for the ratable benefit of the Noteholders and MBIA, a security interest in all of the Issuer's right, title and interest in, to and under the Lease Contracts, the Lease Receivables, the Equipment and the other assets in the Trust Estate, whether now owned or hereafter acquired. For purposes of such Grant, the Indenture shall constitute a security agreement under applicable law.

SECTION 1.03  ADDRESSES FOR NOTICES

       All demands, notices and communications referred to in Section 13.03 (a),
(c) or (d) of the Standard Indenture Terms shall be addressed as follows:

       (a) if to the Issuer, at 950 Winter Street, Waltham, Massachusetts 02154 Attention: President;

       (b) if to the Servicer, at 950 Winter Street, Waltham, Massachusetts 02154 Attention: President;

       (c) if to the Back-up Servicer, at Corporate Trust Department, 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0069.

       (d) if to the Indenture Trustee, at Corporate Trust Department, 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0069.

       Any of the above Persons may change the address for notices hereunder by giving notice of such change to other Persons.

SECTION 1.04  COMPENSATION AND REIMBURSEMENT OF INDENTURE TRUSTEE

       Reimbursement by the Issuer to the Indenture Trustee and the Back-up Servicer pursuant to Section 7.07(ii) of the Standard Indenture Terms is limited to all reasonable out-of-pocket expenses, disbursements and advances with respect to transportation and food incurred or made by the Indenture Trustee or the Back-up Servicer in accordance with any provision of the Indenture or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; provided, however, in the event the Indenture Trustee or the Back-up Servicer makes a site visit to the Servicer's offices (other than the Back-up Servicer's annual site visit set forth in Section 7.04(e) of the Standard Servicing Terms) necessitated, in the Back-up Servicer's reasonable judgment, as a result of its activities pursuant to Section 7.04 of the Standard Servicing Terms, the Issuer shall reimburse the Indenture Trustee or the Back-up Servicer for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

                                   ARTICLE TWO
               INDENTURE COMPRISED OF SPECIFIC AND STANDARD TERMS

       The Specific Indenture Terms incorporate by reference all of the provisions of the Standard Indenture Terms attached hereto as Appendix 1, which together with any Supplement form the Indenture. Notwithstanding the foregoing, if any provision of these Standard Indenture Terms conflicts with the provisions of these Specific Indenture Terms, the provisions of the Specific Indenture Terms shall control and if any provision of a Supplement conflicts with the provisions of either the Standard Indenture Terms or the Specific Indenture Terms, the provisions of the Supplement shall control.

                                  ARTICLE THREE
                 MODIFICATION OF CERTAIN PROVISIONS OF INDENTURE

       (a) The following definitions contained in the Standard Indenture Terms shall be amended as follows:

       "Accrual Period": The period beginning on the sixteenth day of each month and ending on the fifteenth day of the immediately following month (or, in the case of the Accrual Period that is applicable to an Initial Payment Date, beginning on the Accrual Date for such Notes).

       "Cut-Off Date": With respect to any Series of Term Notes, the meaning specified in the applicable Supplement, and with respect to any Series of Warehouse Notes, (i) with respect to a Warehouse Funding occurring on or before the Determination Date that occurs during the same calendar month as such Warehouse Funding, the last day of the calendar month ending prior to the related Due Period, and (ii) with respect to any Lease Contract funded in a Warehouse Funding occurring after the Determination Date that occurs during the same calendar month as such Warehouse Funding, the last day of the calendar month prior to the month such Warehouse Funding occurs.

       "Insurance Agreement": Shall mean each Insurance Agreement by and among MBIA, the Issuer, the Company, the Back-up Servicer and the Indenture Trustee, executed in connection with the Issuance of a Series of Notes.

       "Payment Date": For each Series, the sixteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Series.

       "Pro Rata Share": With respect to any distribution of principal or interest on any Series of Notes on any Payment Date, a percentage determined by dividing the Target Principal Distribution Amount or amount of interest, as applicable, scheduled to be paid on such Series of Notes by the aggregate Target Principal Distribution Amount or amount of interest, as applicable, scheduled to be paid on all Series of Notes on such Payment Date; provided, however, with respect to payments of Additional Principal Amounts on any Payment Date, "Pro Rata Share" for any Series of Notes shall mean a percentage determined by dividing (a) the decline in the related Series IPB since the Calculation Date preceding the Trigger Event by (b) the decline in the Aggregate IPB since the Calculation Date preceding the Trigger Event.

       "Specific Indenture Terms": The Specific Terms and Conditions of Indenture, dated as of November 1, 1994 and amended and restated as of May 1, 1996, among the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, as amended from time to time.

       "Warehouse Funding Date": Shall mean, unless otherwise provided in an applicable Supplement, any Business Day on which the Issuer desires to obtain a Warehouse Funding in accordance with the terms hereof, provided, however, that (a) there shall be no more than two Warehouse Funding Dates per week and (b) no Warehouse Fundings shall occur after Warehouse Funding Termination Date or the date that the Issuer or MBIA, as applicable, provides notice to the Indenture Trustee pursuant to Section
       10.02 hereof that such Series of Warehouse Notes are to be redeemed by the Issuer or MBIA, as applicable.

       (b) The first sentence of Section 2.03 of the Standard Indenture Terms shall be amended and restated as follows:

       "The Notes shall be executed on behalf of the Issuer by its President, its Vice President and Treasurer or its Vice President and Clerk. No corporate seal shall be required."

       (c) The provisions of Section 3.03(a)(ii) of the Standard Indenture Terms shall be amended and restated as follows:

         "(ii) the delivery by the Issuer to the Indenture Trustee on or before the second Business Day immediately prior to the requested Warehouse Funding Date of the original executed counterpart of the Lease Contracts relating to such Warehouse Funding and the other items comprising the related Lease Contract Files."

       (d) The provisions of Section 4.04(e)(iii) of the Standard Indenture Terms shall not be applicable.

       (e) Section 5.01(b) shall be amended to include the following sentence at the end thereof:

       "Any costs or fees incurred in connection with the delivery of the Opinion of Counsel referred to in this Section 5.01(b) shall be borne by MBIA."

       (f) Existing Section 6.15 shall be renumbered as Section 6.15(a) and the following new subsection shall be added thereafter:

       "(b)   Any Event of Default by the Issuer pursuant to Section 6.01(3)
hereof that is cured and for which no notice of default is delivered shall be deemed waived without the necessity of written waiver or consent."

       (g)    Section 12.02(d)(xi) shall be amended and restated as follows:

       (xi) on and after the Payment Date following a Trigger Event, apply any remaining funds to the payment of Note principal on each Series of Outstanding Notes, in proportion to the Pro Rata Share for such Series.

                                  ARTICLE FOUR
                                  COUNTERPARTS

       This Indenture may be executed in one or more counterparts all of which together shall constitute one original document.

                                  ARTICLE FIVE
                               OTHER TRANSACTIONS

       Nothing contained in this Indenture or the other Transaction Documents shall preclude the Servicer or the Company from entering into other credit arrangements or securitization transactions with respect to collateral similar to the Collateral.

                                   ARTICLE SIX
                                 ACKNOWLEDGMENT

       In connection with the amendment and restatement of these Specific Indenture Terms, the parties hereby authorize modifications to the form of the Monthly Servicer Report as necessary to reflect such amendments.

       IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused the Indenture to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, Indenture Trustee

                                        By: /s/ Bonnie Seideman
                                            -----------------------------------
                                            Name: Bonnie Seideman
                                            Title: Assistant Vice President


                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                        Back-up Servicer


                                        By: /s/ Bonnie Seideman
                                            -----------------------------------
                                            Name: Bonnie Seideman
                                            Title: Assistant Vice President



                                        BLT FINANCE CORP. III.,
                                        Issuer


                                        By: /s/ Richard F. Laktim
                                            -----------------------------------
                                            Name: Richard F. Laktim
                                            Title: Vice President


                                        BOYLE LEASING TECHNOLOGIES, INC.
                                                            Servicer

                                        By: /s/ Richard F. Laktim
                                            -----------------------------------
                                            Name: Richard F. Laktim
                                            Title: Executive Vice President

Consented and Agreed to as of the date first above written:



                                        MBIA INSURANCE CORPORATION

                                        By: /s/ illegible
                                            ----------------------------------
                                            Title: Assistant Secretary



                                        FIRST UNION NATIONAL BANK


                                        By:
                                            ----------------------------------
                                            Title:



                                        NATIONAL BANK OF ALASKA

                                        By:
                                            ----------------------------------
                                            Title:

Consented and Agreed to as of the date first above written:



                                        MBIA INSURANCE CORPORATION



                                        By:
                                            ----------------------------------
                                            Title:


                                        FIRST UNION NATIONAL BANK


                                        By: /s/ illegible
                                            ----------------------------------
                                            Title: Vice President



                                        NATIONAL BANK OF ALASKA

                                        By: /s/ illegible
                                            ----------------------------------
                                            Title: